SEPARATION AGREEMENT AND GENERAL RELEASE

This Separation Agreement and General Release (hereinafter “Separation Agreement”) is entered into by and between Donald F. X. Lynch (hereinafter “MR. LYNCH”), and United Bank (hereinafter “UNITED”). In this Separation Agreement, UNITED shall at all times include any and all related entities, corporations, partnerships and subsidiaries, as well as their respective current and former directors, officers, trustees, partners, employees, successors in interest, representatives and agents, both in their representative and individual capacities.

WHEREAS, UNITED and MR. LYNCH have determined that it is not in their best interests for MR. LYNCH to continue as an employee of UNITED; and

WHEREAS, the parties desire that their relationship end in a professional manner;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, it is agreed by the parties as follows:

FIRST: SEPARATION DATE

MR. LYNCH‘s last day of employment ended on May 5, 2006 (the “Separation Date”). The Separation Date will be considered the final date of employment for MR. LYNCH for purposes of this Agreement.

SECOND: ONE YEAR’S SALARY CONTINUATION AND 2005 BONUS

In exchange for MR. LYNCH’s execution of this Separation Agreement and Release, UNITED agrees to pay in a lump sum MR. LYNCH’s base salary of One Hundred Sixty Eight Thousand Nine Hundred Dollars and 00/100 ($168,900.00), less appropriate taxes and deductions (hereinafter referred to as the “Severance Pay”) within 14 days after he executes this Agreement, provided, however, that under no circumstances will MR. LYNCH execute this Agreement prior to his final date of employment. .

In addition, UNITED will pay MR. LYNCH his 2005 bonus regardless of the date of the termination of his employment in the same manner that said bonus would have been paid had he remained employed with UNITED.

Further, UNITED agrees not to contest any application MR. LYNCH may make for unemployment compensation and it expressly agrees that this Agreement does not require MR. LYNCH to release any claims for unemployment benefits arising from his separation from employment with UNITED.

/s/ RBC	/s/ DXFL
RBC, President	DXFL

SEPARATION AGREEMENT BETWEEN DONALD LYNCH AND UNITED BANK

This Salary Continuation and other consideration is being offered to Mr. Lynch solely in exchange for his promise to be bound by the terms of this Agreement and is above and beyond what he would otherwise be entitled to receive.

THIRD: HEALTH AND DENTALINSURANCE BENEFITS

UNITED agrees to continue MR. LYNCH’s health and dental insurance on the same basis as if he remained employed with UNITED for one year following MR. LYNCH’S separation from UNITED (the “Severance Period”). MR. LYNCH’S portion of said health and dental insurance premiums for the one year period shall be deducted from the lump sum Severance Payment referenced in Paragraph Second. Any and all applicable COBRA notification documents will be sent at the end of the Severance Period.

These Benefits are being offered to Mr. Lynch solely in exchange for his promise to be bound by the terms of this Agreement and is above and beyond what he would otherwise be entitled to receive.

FOURTH: TRANSFER OF COMPANY AUTOMOBILE

UNITED will transfer ownership of the automobile it owns and which was most recently assigned to MR. LYNCH for use during his employment with UNITED to MR. LYNCH for $1.00 after the Effective Date of this Agreement.

The Transfer of Company Automobile is being offered to Mr. Lynch solely in exchange for his promise to be bound by the terms of this Agreement and is above and beyond what he would otherwise be entitled to receive.

FIFTH: MUTUAL RELEASE

In exchange for the severance payment to which MR. LYNCH would not otherwise be entitled, MR. LYNCH, on behalf of himself, his heirs and assigns, irrevocably and unconditionally releases UNITED from all claims, controversies, liabilities, demands, causes of action, debts, obligations, promises, acts, agreements, rights of contribution and/or indemnification, and damages of whatever kind or nature, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, liquidated or contingent, actual or potential, jointly and individually, that he has had or now has, based on any and all aspects of MR. LYNCH’s employment with UNITED or his separation from that employment, including, but not limited to, any and all claims for breach of express or implied contract or covenant of good faith and fair dealing (whether written or oral), all

/s/ RBC	/s/ DXFL
RBC, President	DXFL

SEPARATION AGREEMENT BETWEEN DONALD LYNCH AND UNITED BANK

claims for retaliation or violation of public policy, breach of promise, detrimental reliance or tort (e.g., intentional infliction of emotional distress, defamation, assault, battery, false imprisonment, wrongful termination, interference with contractual or advantageous relationship, etc.), whether based on common law or otherwise; all claims arising under the Massachusetts Fair Employment Practices Law; the Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act; the Americans with Disabilities Act; claims for emotional distress, mental anguish, personal injury, loss of consortium; any and all claims that may be asserted on MR. LYNCH’s behalf by others; the Employee Retirement Income Security Act of 1974 (“ERISA”); or any other federal, state or local laws or regulations relating to employment or benefits associated with employment. The foregoing list is meant to be illustrative rather than inclusive.

Notwithstanding the above, it is understood that MR. LYNCH does not waive any rights he may have to vested benefits under any retirement or employee welfare plan that may be due him upon his separation from the company. It is further understood that MR. LYNCH does not waive any rights he may have as a stockholder of UNITED.

Additionally, UNITED agrees to amend the Supplemental Executive Retirement Plan entered into with MR. LYNCH specifically to permit him to receive the early retirement benefits under said Plain in accordance with the Plain’s payment terms regardless of the fact that his Separation Date has occurred prior to him becoming sixty-two (62) years old.

MR. LYNCH ACKNOWLEDGES AND AGREES THAT THIS RELEASE IS A FULL AND FINAL BAR TO ANY AND ALL CLAIM(S) OF ANY TYPE THAT HE MAY NOW HAVE AGAINST UNITED BUT THAT IT DOES NOT RELEASE ANY CLAIMS THAT MAY ARISE AFTER THE DATE OF THIS AGREEMENT.

Similarly, UNITED, its past, present or future parent, affiliated, related and/or subsidiary entities and their predecessors and successors and assigns, and the past, present, or future directors, shareholders, officers, employees, agents, attorneys and representatives of such entities, do hereby forever release and discharge MR. LYNCH, his heirs, beneficiaries, devisees, executors, administrators, attorneys, personal representatives, and assigns from any and all claims, debts, demands, accounts, judgments, rights, causes of action, damages, costs, charges, complaints, obligations, promises, agreements, controversies, suits, expenses, compensation, responsibility and liability of every kind and character whatsoever (including attorneys’ fees and costs) (hereinafter collectively referred to as “claims”), whether in law or in equity and whether or not known, asserted, or suspected which UNITED has against MR. LYNCH from the beginning of time up to and including the date of the execution of this Agreement.

/s/ RBC	/s/ DXFL
RBC, President	DXFL

SEPARATION AGREEMENT BETWEEN DONALD LYNCH AND UNITED BANK

SIXTH: NO LAWSUITS OR CLAIMS

MR. LYNCH waives the rights and claims set forth above, and he also agrees not to institute, or have instituted, a lawsuit against UNITED based on any such claims or rights.

MR. LYNCH specifically acknowledges that this waiver and release releases UNITED from liability for any alleged discrimination that could be the subject matter of any charge he may subsequently file with the Equal Employment Opportunity Commission or any other agency. MR. LYNCH further acknowledges and agrees that, with respect to the rights and claims he is waiving, he is waiving not only his right to recover in any action he might commence, but also his right to recover in any action brought on his behalf by any other party, including, but not limited to, the U.S. Equal Employment Opportunity Commission, or any other federal, state or local governmental agency or department.

SEVENTH: ADEQUATE CONSIDERATION

MR. LYNCH agrees that the Severance Pay, Benefits and Automobile set forth herein constitute adequate and ample consideration for the rights and claims he is waiving under this Separation Agreement.

MR. LYNCH further agrees that the Severance Pay described in Paragraph 2 shall be in lieu of any other compensation or benefits to which MR. LYNCH may be entitled or may claim to be entitled except as specified herein.

EIGHTH: NON-DISPARAGEMENT COVENANT

MR. LYNCH and UNITED agree that they will engage in no conduct which is either intended to or could reasonably be expected to harm each other in the operation of their business. Both parties agree they will not take any action, legal or otherwise, which might embarrass, harass, or adversely affect each other or which might in any way work to the detriment of each other, whether directly or indirectly. In particular and by way of illustration not limitation, each party agrees that it will not directly or indirectly contact customers or any entity that has a business relationship with the other, in order to disparage the good morale or business reputation or business practices of UNITED or any of its current and former officers, directors, managers or employees or MR. LYNCH.

/s/ RBC	/s/ DXFL
RBC, President	DXFL

SEPARATION AGREEMENT BETWEEN DONALD LYNCH AND UNITED BANK

NINTH: CONFIDENTIALITY

MR. LYNCH understands and agrees that this Separation Agreement is a confidential document, as are all of the terms and conditions expressed herein. Accordingly, MR. LYNCH agrees that he will not disclose or discuss this Separation Agreement, or the circumstances related thereto, with any other person except for his spouse, attorney and/or accountant, pursuant to a court order, or if otherwise required by securities and exchange laws or other laws. In the event MR. LYNCH discusses this Separation Agreement with his spouse, attorney, and/or accountant or pursuant to a court order, it shall be MR. LYNCH’s duty, responsibility and obligation to advise those persons of the confidential nature of this Separation Agreement and to direct them not to discuss the terms and conditions of this Separation Agreement with any other person.

MR. LYNCH shall be fully and completely responsible for any breach of this confidentiality provision, whether it be his breach or a breach by his spouse, attorney, and/or accountant.

TENTH: CONSEQUENCES OF BREACH; PROCEDURES

In the event that either party institutes legal proceedings to enforce the terms of this Separation Agreement, it is specifically understood and agreed that such a claim shall be submitted to final and binding arbitration pursuant to the rules of the American Arbitration Association, and that except for any claims under the Age Discrimination in Employment Act, the prevailing party shall recover its costs and reasonable attorney’s fees incurred in such arbitration proceeding.

ELEVENTH: NON-ADMISSION OF LIABILITY

Each party acknowledges that the other is entering into this Separation Agreement voluntarily to end their relationship in a professional manner, and that in making this Separation Agreement, neither party admits that it has done anything wrong to the other.

/s/ RBC	/s/ DXFL
RBC, President	DXFL

SEPARATION AGREEMENT BETWEEN DONALD LYNCH AND UNITED BANK

TWELVETH: MISCELLANEOUS

If any provision of this Separation Agreement, or any part of any provision of this Separation Agreement, is found to be invalid by a court of competent jurisdiction, such shall not affect the validity of any other provision, or part thereof, of this Separation Agreement. UNITED and MR. LYNCH agree that this Separation Agreement constitutes their entire final understanding and agreement with respect to the subject matter hereof and supersedes all prior or contemporaneous negotiations, promises, covenants, agreements, or representations concerning all matters directly, indirectly, or collaterally related to the subject matter of this Separation Agreement. MR. LYNCH and UNITED agree that this Separation Agreement cannot be amended or modified except by a writing executed by both of the parties hereto or their respective administrators, trustees, personal representatives, and successors. The parties further agree that this Separation Agreement is governed by the laws of the State of Massachusetts.

THIRTEENTH: ACKNOWLEDGEMENT

MR. LYNCH ACKNOWLEDGES THAT HE HAS CAREFULLY READ AND UNDERSTANDS THIS SEPARATION AGREEMENT AND AGREES THAT UNITED HAS NOT MADE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED HEREIN. MR. LYNCH ALSO ACKOWLEDGES THAT HE HAS BEEN ADVISED TO CONSULT WITH AN ATTORNEY OF HIS OWN CHOSING REGARDING THE TERMS OF THIS AGREEMENT; THAT HE HAS BEEN GIVEN TWENTY-ONE (21) DAYS TO CONSIDER THE TERMS OF THIS AGREEMENT, AND THAT IF SIGNS THIS AGREEMENT BEFORE THE TWENTY-ONE DAY PERIOD, HE DOES SO KNOWINGLY AND VOLUNTARILY. MR. LYNCH ALSO ACKNOWLEDGES THAT HE ENTERS INTO THIS SEPARATION AGREEMENT VOLUNTARILY, WITH FULL KNOWLEDGE OF ITS SIGNIFICANCE, AND WITHOUT PRESSURE OR COERCION. MR. LYNCH FURTHER ACKNOWLEDGES THAT HE HAS HAD SUFFICIENT TIME TO CONSIDER THIS AGREEMENT AND CONSULT WITH AN ATTORNEY OF HIS CHOOSING PRIOR TO EXECUTING THIS AGREEMENT.

/s/ RBC	/s/ DXFL
RBC, President	DXFL

SEPARATION AGREEMENT BETWEEN DONALD LYNCH AND UNITED BANK

MR. LYNCH ALSO ACKNOWLEDGES THAT HE MAY REVOKE THE AGREEMENT WITHIN SEVEN DAYS FOLLOWING HIS SIGNATURE ON THIS AGREEMENT BY SENDING VIA CERTIFIED MAIL, RETURN RECEIPT REQUESTED WRITTEN NOTIFICATION OF SUCH REVOCATION TO RICHARD B. COLLINS, PRESIDENT, UNITED. THIS AGREEMENT BECOMES EFFECTIVE ON THE EIGHTH DAY AFTER MR. LYNCH SIGNS THE AGREEMENT (THE “EFFECTIVE DATE”). SAID REVOCATION IS NOT EFFECTIVE UNLESS IT IS RECEIVED BY MR. COLLINS DURING THE 7-DAY PERIOD.

IN WITNESS WHEREOF, UNITED and MR. LYNCH have executed this Separation Agreement and General Release.

THIS AGREEMENT IS NOT EFFECTIVE UNLESS SIGNED AND DATED AFTER MR.  LYNCH’S FINAL DAY OF EMPLOYMENT WITH UNITED.

UNITED BANK

By:	/s/ Richard B. Collins	/s/ Donald F. X. Lynch
	Richard B. Collins, It’s President	Donald F. X. Lynch
	Dated: May 5, 2006	Dated: May 5, 2006

Witness: /s/ Diane P. Wilson		Witness: /s/ Diane P. Wilson

/s/ RBC	/s/ DXFL
RBC, President	DXFL